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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


     Date of  Report (date of earliest event reported):  December 18, 1996





                         CARRAMERICA REALTY CORPORATION
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



Maryland                                   1-11706           52-1796339
(State or other jurisdiction               (Commission       (IRS Employer
of incorporation)                          File No.)         Identification No.)



            1700 Pennsylvania Avenue, N.W., Washington, D.C.  20006
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (202) 624-7500




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                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5.  OTHER EVENTS.

     Attached hereto as Exhibit 99.1 are the historical summaries of operating revenue and expenses for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report for Unisys Center, located in Lombard, Illinois. In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the property are being filed because the Company has deemed the acquisition to be probable and the book value of the property is significant.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial Statements.

             Attached hereto as Exhibit 99.1 are the historical summaries of operating revenue and expenses for Unisys Center for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

     (b)     Pro forma financial information.
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                 Attached hereto as Exhibit 99.2 is unaudited pro forma
condensed consolidated balance sheet and condensed consolidated statements of operations for the Company as of and for the nine months ended September 30, 1996 and for the year ended December 31, 1995, as described more fully therein.

         (c)     Exhibits

                 Exhibit
                 Number
                 ------

                 99.1 Financial Statements - Historical summaries of Operating Revenue and Expenses for Unisys Center for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                 99.2 Pro Forma Financial Information - Unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations for the Company as of and for the nine months ended September 30, 1996 and for the year ended December 31, 1995, as described more fully therein.

ITEM 8.          CHANGE IN FISCAL YEAR.

                 Not applicable.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  December 18, 1996



                              CARRAMERICA REALTY CORPORATION



                              By:     /s/ Brian K. Fields
                                      ---------------------------------------
                                      Brian K. Fields
                                      Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit
Number
------

99.1 Financial Statements - Historical summaries of Operating Revenue and Expenses for Unisys Center for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

99.2 Pro Forma Financial Information - Unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations for the Company as of and for the nine months ended September 30, 1996 and for the year ended December 31, 1995, as described more fully therein.